Exhibit 99.3

Consolidated Balance Sheets

(dollars in millions)

	6/30/2022	3/31/2022	6/30/2021
Assets
Loans	$112,390	$106,600	$100,730
Loans held for sale	1,306	1,170	1,537
Securities available for sale	42,437	43,681	34,638
Held-to-maturity securities	8,186	6,871	6,175
Trading account assets	809	848	851
Short-term investments	2,456	3,881	20,460
Other investments	969	722	635
Total earning assets	168,553	163,773	165,026
Allowance for loan and lease losses	(1,099)	(1,105)	(1,220)
Cash and due from banks	678	684	792
Premises and equipment	638	647	785
Goodwill	2,752	2,694	2,673
Other intangible assets	118	118	159
Corporate-owned life insurance	4,343	4,340	4,304
Accrued income and other assets	10,529	9,544	7,966
Discontinued assets	496	526	630
Total assets	$187,008	$181,221	$181,115

Liabilities
Deposits in domestic offices:
NOW and money market deposit accounts	$83,628	$86,829	$85,242
Savings deposits	7,934	7,840	6,993
Certificates of deposit ($100,000 or more)	1,421	1,533	2,064
Other time deposits	1,909	2,037	2,493
Total interest-bearing deposits	94,892	98,239	96,792
Noninterest-bearing deposits	50,973	50,424	49,280
Total deposits	145,865	148,663	146,072
Federal funds purchased and securities sold under repurchase agreements	3,234	599	211
Bank notes and other short-term borrowings	2,809	2,222	723
Accrued expense and other liabilities	4,056	3,615	2,957
Long-term debt	16,617	10,814	13,211
Total liabilities	172,581	165,913	163,174

Equity
Preferred stock	1,900	1,900	1,900
Common shares	1,257	1,257	1,257
Capital surplus	6,241	6,214	6,232
Retained earnings	15,118	14,793	13,689
Treasury stock, at cost	(5,923)	(5,927)	(5,287)
Accumulated other comprehensive income (loss)	(4,166)	(2,929)	150
Key shareholders’ equity	14,427	15,308	17,941
Noncontrolling interests	—	—	—
Total equity	14,427	15,308	17,941
Total liabilities and equity	$187,008	$181,221	$181,115

Common shares outstanding (000)	932,643	932,398	960,276

Consolidated Statements of Income

(dollars in millions, except per share amounts)

	Three months ended			Six months ended
	6/30/2022	3/31/2022	6/30/2021	6/30/2022	6/30/2021
Interest income
Loans	$923	$837	$888	$1,760	$1,777
Loans held for sale	10	12	11	22	22
Securities available for sale	188	173	133	361	263
Held-to-maturity securities	48	46	45	94	90
Trading account assets	7	6	5	13	10
Short-term investments	13	4	6	17	11
Other investments	4	2	2	6	4
Total interest income	1,193	1,080	1,090	2,273	2,177
Interest expense
Deposits	20	14	16	34	37
Federal funds purchased and securities sold under repurchase agreements	6	—	—	6	—
Bank notes and other short-term borrowings	9	3	3	12	4
Long-term debt	61	49	54	110	114
Total interest expense	96	66	73	162	155
Net interest income	1,097	1,014	1,017	2,111	2,022
Provision for credit losses	45	83	(222)	128	(315)
Net interest income after provision for credit losses	1,052	931	1,239	1,983	2,337
Noninterest income
Trust and investment services income	137	136	133	273	266
Investment banking and debt placement fees	149	163	217	312	379
Service charges on deposit accounts	96	91	83	187	156
Operating lease income and other leasing gains	28	32	36	60	74
Corporate services income	88	90	55	178	119
Cards and payments income	85	80	113	165	218
Corporate-owned life insurance income	35	31	30	66	61
Consumer mortgage income	14	21	26	35	73
Commercial mortgage servicing fees	45	36	44	81	78
Other income	11	(4)	13	7	64
Total noninterest income	688	676	750	1,364	1,488
Noninterest expense
Personnel	607	630	623	1,237	1,247
Net occupancy	78	73	75	151	151
Computer processing	78	77	71	155	144
Business services and professional fees	52	53	51	105	101
Equipment	26	23	25	49	50
Operating lease expense	27	28	31	55	65
Marketing	34	28	31	62	57
Intangible asset amortization	—	—	—	—	—
Other expense	176	158	169	334	332
Total noninterest expense	1,078	1,070	1,076	2,148	2,147
Income (loss) from continuing operations before income taxes	662	537	913	1,199	1,678
Income taxes	132	90	189	222	336
Income (loss) from continuing operations	530	447	724	977	1,342
Income (loss) from discontinued operations, net of taxes	3	1	5	4	9
Net income (loss)	533	448	729	981	1,351
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—
Net income (loss) attributable to Key	$533	$448	$729	$981	$1,351

Income (loss) from continuing operations attributable to Key common shareholders	$504	$420	$698	$924	$1,289
Net income (loss) attributable to Key common shareholders	507	421	703	928	1,298
Per common share
Income (loss) from continuing operations attributable to Key common shareholders	$.54	$.45	$.73	$1	$1.34
Income (loss) from discontinued operations, net of taxes	—	—	—	—	.01
Net income (loss) attributable to Key common shareholders (a)	.55	.46	.73	1	1.35
Per common share — assuming dilution
Income (loss) from continuing operations attributable to Key common shareholders	$.54	$.45	$.72	$.99	$1.33
Income (loss) from discontinued operations, net of taxes	—	—	—	—	.01
Net income (loss) attributable to Key common shareholders (a)	.54	.45	$.73	1.00	1.34

Cash dividends declared per common share	$.195	$.195	$.185	$.39	$.37

Weighted-average common shares outstanding (000)	924,302	922,941	957,423	923,717	961,292
Effect of common share options and other stock awards	7,506	10,692	9,740	9,087	9,514
Weighted-average common shares and potential common shares outstanding (000) (b)	931,808	933,634	967,163	932,805	970,806

(a)	Earnings per share may not foot due to rounding.
(b)	Assumes conversion of common share options and other stock awards and/or convertible preferred stock, as applicable.